Exhibit 10.14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(January 1, 2015)

(Greensboro, NC)

This Amendment is made effective the 1st day of January, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”) and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.             Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.             Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.            Amendments.

2.1.          Terminal Facility. Terminal agrees, pursuant to the terms and provisions of the Agreement, to reserve at its newly acquired terminaling facility located at 6900 West Market Street, Greensboro, North Carolina (the “Greensboro Facility”) commingled, non-dedicated storage for Customer’s Products in one or more tanks having gross shell capacity of 664,107 barrels and the Greensboro Facility will be deemed a “Terminal Facility” for purposes of the Agreement..

2.2.          Term. The initial term with respect to the Greensboro Facility shall commence on January 1, 2015 and continue for a period of three (3) years (the “Initial Term”). The agreement for storage at the Greensboro Facility shall automatically renew for successive one year terms after the end of the Initial Term (each such renewal term, the “Renewal Term” and, collectively, the “Renewal Terms”) unless either party notifies the other party in writing at least one hundred twenty (120) days prior to expiration of the Initial Term or the then current Renewal Term for the Greensboro Facility, as applicable, of its intent to cancel this agreement, in which event this agreement will terminate with respect to the Greensboro Facility at the end of such Initial Term or such Renewal Term, as applicable.

1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3.          Charges. Customer agrees to pay the per barrel storage rate listed on Schedule B for the Greensboro Facility (the “Storage Rates”) on a monthly basis for the product volumes listed on Schedule B (the “Stipulated Volumes”) and Customer further agrees to pay any applicable Excess Storage Fees and Ancillary and Additive Services Fees as provided in the Agreement.

2.4.          Schedules. Schedules A, B and C of the Agreement shall be amended to reflect the foregoing and the addition of the Greensboro Facility.

3.            No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Steven G. Twele
Name: Steven G. Twele
Title: Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeffrey Call
Name: Jeffrey Call
Title: President

2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE A

(Effective as of January 1, 2015)

TERMINAL FACILITIES AND INITIAL CONTRACT TERMS

Terminal Facility	Initial Contract Term

Albany	2 Year

Baltimore	3 Years

Blakeley Island	N/A

Chesapeake	2 Years[1]

Gates	1 Year

Glenmont	2 years

Greensboro	3 years Commencing 1-1-2015

Jacksonville	3 Years

Newark	5 Years

This Amended Schedule A reflects all revisions to the Agreement as of January 1, 2015.

1 Initial term extended for one (1) additional year.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of January 1, 2015)

STIPULATED VOLUMES, STORAGE RATES PER BARREL AND TYPES OF PRODUCT

	Albany		Baltimore		Blakeley Is		Chesapeake			Gates			Glenmont		Greensboro		Jacksonville			Newark		Total
Stipulated Volumes/bbl		762,062		806,900		N/A		78,400	[2]		180,397	[3]		1,730,643		664,107		413,688	[4]		433,000	5,069,197 (excluding biodiesel and asphalt)
Storage Rates/bbl*	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]		$	[**]	$	[**]	$	[**]		$	[**]
Biodiesel volumes/bbl																					500	500
Biodiesel Storage Rates/bbl*																				$	[**]
Asphalt Stipulated Volumes/bbl								165,000
Asphalt Storage Rates/bbl*							$	[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule B reflects all revisions to the Agreement as of January 1, 2015.

2 Stipulated volumes reduced by the amount contracted to Perdue Grain and Oilseed, LLC (“Perdue”) (see First Amended Schedule B effective August 14, 2013); Apex Oil Company Inc.’s initial contract term extended for one (1) additional year (see First Amended Schedule A effective August 14, 2013); Stipulated volumes further reduced by additional amounts contracted to Perdue and amounts contracted to Musket Corporation effective November 1, 2013.

3 Stipulated volumes reduced by amounts contracted to World Fuel Service Corporation effective October 1, 2013; further reduced by amounts contracted to BP Products North America effective December 1, 2014.

4 Stipulated volumes reduced by amounts contracted to Musket Corporation effective December 1, 2013.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of January 1, 2015)

ADDITIVE & ANCILLARY SERVICE FEES*

		Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont			Greensboro		Jacksonville		Newark
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A			N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	[5]	$	[**]	$	[**]	$	[**]
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Gasoline Blendstocks/bbl[6]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Cold Flow Additive/bbl[7]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]			N/A	$	[**]	$	[**]
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A			N/A	$	[**]		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Truck Unloading Fee/bbl[8]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Asphalt Heating Charge								[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of January 1, 2015.

5 Service commenced at Glenmont Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

6 Fees increased from $[**] per barrel to $[**] per barrel at each Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

7 Fees increased from $[**] per barrel to $[**] per barrel at the denoted Terminal Facilities effective November 1, 2013.

8 Service commenced at each Terminal Facility effective November 1, 2013.